                                                                  EXHIBIT 10.1.2

                                2000 AMENDMENT
                                    TO THE
                      1994 FLEXIBLE STOCK INCENTIVE PLAN
                                      OF
                               LOGICVISION, INC.

     This Amendment amends the 1994 Flexible Stock Incentive Plan (the "Plan") of LogicVision, Inc., a California corporation (the "Company"), as last amended on May 4, 2000. Unless otherwise specifically defined herein, each capitalized term used herein shall have the meaning afforded such term under the Plan.

                              W I T N E S S E T H:

     WHEREAS, the Board of Directors has determined that it is in the best interests of the Company to amend the Plan to increase the number of shares of Stock authorized for issuance thereunder by 1,000,000 shares of Stock:

     NOW, THEREFORE, be it resolved that the Plan is hereby amended as follows:

     1.  Stock Subject to the Plan.  Section 3(a) of the Plan shall be amended
         -------------------------
by deleting the first sentence thereof and replacing it with the following:

     "An aggregate of not more than 6,438,000 shares of Stock shall be available for the grant of stock options or the issuance of Stock under the Plan."

     2.  Date of Amendment.  To record the adoption of this Amendment to the
         -----------------
Plan by the Board of Directors as of August 3, 2000 and the approval by the shareholders of this Amendment effective as of August 3, 2000, the Company has caused its authorized officer to execute the same.

                                    LogicVision, Inc.,
                                    a California corporation

                                    By:  /s/ Vinod K. Agarwal
                                         --------------------

                                    Name:  Vinod K. Agarwal
                                           ----------------

                                    Its:  President and Chief Executive Officer
                                          -------------------------------------

                                2001 AMENDMENT
                                    TO THE
                      1994 FLEXIBLE STOCK INCENTIVE PLAN
                                      OF
                               LOGICVISION, INC.

     This Amendment amends the 1994 Flexible Stock Incentive Plan of LogicVision, Inc., a Delaware corporation (the "Company"), as last amended on August 3, 2000 (the "Plan"). Unless otherwise specifically defined herein, each capitalized term used herein shall have the meaning afforded such term under the Plan.

                              W I T N E S S E T H:

     WHEREAS, the Board of Directors has determined that it is in the best interests of the Company to amend the Plan to increase the number of shares of Stock authorized for issuance thereunder by 500,000 shares of Stock; and

     WHEREAS, the number of shares of Stock authorized for issuance under the Plan, as amended by this Amendment, reflects the 1-for-2 reverse stock split of the Company's capital stock effected as of November 30, 2000.

     NOW, THEREFORE, be it resolved that the Plan is hereby amended as follows:

     1.  Stock Subject to the Plan.  Section 3(a) of the Plan shall be amended
         -------------------------
by deleting the first sentence thereof and replacing it with the following:

     "An aggregate of not more than 3,719,000 shares of Stock shall be available for the grant of stock options or the issuance of Stock under the Plan."

     2.  Date of Amendment.  To record the adoption of this Amendment to the
         -----------------
Plan by the Board of Directors as of February 1, 2001 and the approval by the stockholders of this Amendment effective as of February 1, 2001, the Company has caused its authorized officer to execute the same.

                                    LogicVision, Inc.,
                                    a Delaware corporation

                                    By:  /s/ Vinod K. Agarwal
                                         --------------------

                                    Name:  Vinod K. Agarwal
                                           ----------------

                                    Its:  President and Chief Executive Officer
                                          -------------------------------------

                               AMENDMENT TO THE
                               -----------------
                           1994 STOCK INCENTIVE PLAN
                           -------------------------
                             OF LOGICVISION, INC.
                             --------------------

     THIS AMENDMENT amends the 1994 Stock Incentive Plan of LogicVision, Inc. (the "Company"), as last amended as of February 1, 2001 (the "Plan"). Unless specifically otherwise defined, each term used herein shall have the meaning assigned to such term in the Plan.

                                  WITNESSETH:

     WHEREAS, the Board of Directors has determined that it is in the best interests of the Company to permit the grant of options with different periods of exercisability for outside directors, consultants and officers of the
Company:

     NOW THEREFORE, the Plan is hereby amended as follows:

     1.  Stock Subject to the Plan.
         -------------------------

         1.1 Section 6, paragraph (d) of the Plan shall be amended by adding the following to the end thereof:

     "provided, however, options granted to outside directors, consultants and officers of the Company shall be exercisable at any time or during any period established by the Committee, subject to reasonable conditions such as continued service."

     2.  Other Terms and Provisions. In all other respects, the terms and
         --------------------------
provisions of the Plan are hereby ratified and declared to be in full force and effect.

     3.  Date of Amendment. To record the adoption of this Amendment to the Plan
         -----------------
by the Board of Directors as of August 1, 2001, the Company has caused its authorized officer to execute the same.


                                    LOGICVISION, INC.

                                    By /s/ Vinod K. Agarwal
                                       --------------------
                                       Vinod K. Agarwal

                                    As its Chief Executive Officer
                                       ---------------------------